UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                               September 28, 2007


                            BONFIRE PRODUCTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File No. 333-145743


                 Nevada                                  Pending
     -------------------------------            ----------------------------
     (State or other jurisdiction of            (IRS Employer Identification
              incorporation)                               Number)


  2018 156th Avenue NE,Building F,Suite 100
  Bellevue, WA                                           98007
  -----------------------------------------     -----------------------------
  (Address of principal executive offices)             (Zip Code)

  Registrant's telephone number, including area code: (425) 748-5041

  Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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  ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(d) Election of New Director

On September 28, 2007, the Board of Directors of Bonfire Productions, Inc. (the "Company") appointed Ms. Nadezda Maximova as a director of the Company. Ms. Maximova will also serve as the Company's Secretary, Treasurer and Chief Financial Officer.

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                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 28, 2007          BONFIRE PRODUCTIONS, INC.


                                    By: /s/ Aleksander Kulyashov
                                        --------------------------------------
                                        Aleksander Kulyashov
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)